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                                                                   EXHIBIT 99.2








                                    BY-LAWS
                                       OF
                       STUDENT LOAN MARKETING ASSOCIATION

                          EFFECTIVE SEPTEMBER 18, 1997





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                               TABLE OF CONTENTS


                                   ARTICLE I

               NAME, LOCATION OF OFFICES, AND SERVICE OF PROCESS

SECTION 1.                 Location of Offices....................................................  1
SECTION 2.                 Service of Process.....................................................  1

                                   ARTICLE II

                                    PURPOSES

SECTION 1.                 Statutory Purposes.....................................................  1
SECTION 2.                 Ancillary Purposes.....................................................  1

                                  ARTICLE III

                               BOARD OF DIRECTORS

SECTION 1.                 Powers.................................................................  2
SECTION 2.                 Number and Type of Directors...........................................  3
SECTION 3.                 Vacancies..............................................................  3
SECTION 4.                 Removal................................................................  4
SECTION 5.                 Resignation............................................................  4
SECTION 6.                 Meetings...............................................................  4
SECTION 7.                 Conference Telephone Meetings..........................................  5
SECTION 8.                 Waiver of Notice.......................................................  5
SECTION 9.                 Quorum.................................................................  5
SECTION 10.                Majority Vote..........................................................  5
SECTION 11.                Assumption of Assent...................................................  5
SECTION 12.                Action Without a Meeting...............................................  6
SECTION 13.                Executive and Other Committees.......................................... 6
SECTION 14.                Conflicts of Interest................................................... 7
SECTION 15.                Compensation...........................................................  7
SECTION 16.                Chairman and Vice Chairman.............................................. 8

                                   ARTICLE IV

                             OFFICERS AND EMPLOYEES

SECTION 1.                 Number and Type..........................................................8
SECTION 2.                 Appointment and Confirmation............................................ 8
SECTION 3.                 Removal................................................................. 9
SECTION 4.                 Vacancies............................................................... 9
SECTION 5.                 The President........................................................... 9
SECTION 6.                 The Vice President...................................................... 9
SECTION 7.                 The Chief Financial Officer.............................................10
SECTION 8.                 The General Counsel.................................................... 10
SECTION 9.                 The Secretary.......................................................... 10
SECTION 10.                The Treasurer.......................................................... 11
SECTION 11.                Compensation........................................................... 11
SECTION 12.                Bonds.................................................................. 11
SECTION 13.                Employee Conduct....................................................... 11
SECTION 14.                Outside or Private Employment...........................................12
SECTION 15.                Voting Securities.......................................................12



                                              ARTICLE V

                                            SHAREHOLDERS

SECTION 1.                 Annual Meeting......................................................... 13
SECTION 2.                 Special Meetings....................................................... 13
SECTION 3.                 Notice................................................................. 13
SECTION 4.                 Waiver of Notice....................................................... 14
SECTION 5.                 Record Date............................................................ 14
SECTION 6.                 Voting Lists........................................................... 14
SECTION 7.                 Quorum................................................................. 15
SECTION 8.                 Proxies................................................................ 15
SECTION 9.                 Organization........................................................... 15
SECTION 10.                Voting of Shares....................................................... 16



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                                   ARTICLE VI

                                SHARES OF STOCK

SECTION 1.      Issuance and Conditions................................................ 16
SECTION 2.      Common Stock............................................................16
SECTION 3.      Dividends on Common Stock.............................................. 17
SECTION 4.      Preferred Stock........................................................ 17
SECTION 5.      Dividends, Redemption, Conversion of
                Preferred Shares....................................................... 17
SECTION 6.      Preference on Liquidation.............................................. 17
SECTION 7.      Purchase of Own Shares................................................. 18
SECTION 8.      Rights and Options to Acquire Shares................................... 18
SECTION 9.      Consideration for Shares............................................... 18
SECTION 10.     Stated Capital......................................................... 18
SECTION 11.     No Preemptive Rights................................................... 19
SECTION 12.     Liability of Shareholders...............................................19


                                  ARTICLE VII

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

SECTION 1.      Certificates........................................................... 19
SECTION 2.      Contents............................................................... 20
SECTION 3.      Transfer............................................................... 20
SECTION 4.      Lost, Stolen or Destroyed Certificates................................. 20

                                  ARTICLE VIII

                         INDEMNIFICATION AND LIABILITY

SECTION 1.      Indemnification in Third Party Actions................................. 21
SECTION 2.      Indemnification in Actions By or in the Right of the
                Corporation............................................................ 22
SECTION 3.      Indemnification in Cases of Successful Defense......................... 23
SECTION 4.      Procedure.............................................................. 23
SECTION 5.      Advance Payments....................................................... 23
SECTION 6.      Other Rights to Indemnification........................................ 24
SECTION 7.      Insurance.............................................................. 24

SECTION 8.        Indemnification After Merger or Consolidation...........................24
SECTION 9.        Indemnification under Employee Benefit Plans........................... 25
SECTION 10.       Heirs, Executors and Administrators.................................... 25
SECTION 11.       Limitation of Liability................................................ 25

                                  ARTICLE IX

                  FISCAL YEAR............................................................ 26


                                  ARTICLE X

                    CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 1.        Contracts...............................................................26
SECTION 2.        Loans.................................................................. 26
SECTION 3.        Checks, Drafts, etc.....................................................26
SECTION 4.        Deposits............................................................... 26


                                  ARTICLE XI

                  FACSIMILE SIGNATURES....................................................27

                                 ARTICLE XII

                  AMENDMENTS..............................................................27




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                                    BY-LAWS
                                       OF
                       STUDENT LOAN MARKETING ASSOCIATION


                                   ARTICLE I
                   LOCATION OF OFFICES AND SERVICE OF PROCESS

SECTION 1.  Location of Offices

                 The principal office of the Corporation shall be located in Washington, D.C. The Corporation may establish other offices in such other places, within or without the District of Columbia, as the Board of Directors shall from time to time deem useful for the conduct of the Corporation's business.

SECTION 2.  Service of Process

                 The General Counsel or the Corporate Secretary or any Assistant Secretary of the Corporation shall be agents of the Corporation upon whom any process, notice or demand required or permitted by law to be served upon the Corporation may be served.

                                   ARTICLE II
                                    PURPOSES

SECTION 1.  Statutory Purposes

                 The Corporation is organized pursuant to the governing statute, Section 439 of the Higher Education Act of 1965, as amended, to serve as a secondary market and warehousing facility for student loans and to undertake such other activities authorized by said Act or the Public Health Service Act as may be necessary and appropriate to further the availability of funds for postsecondary education and education facilities.

SECTION 2.  Ancillary Purposes

                 The Corporation is further organized to engage in such other related activities as are not prohibited and as the Board of Directors shall from time to time determine to be in furtherance of its statutory purpose.


                                    Page 1

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                                  ARTICLE III
                               BOARD OF DIRECTORS

SECTION 1.  Powers

                 Except as otherwise provided in these By-laws, the powers of the Corporation shall be exercised by the Board of Directors. Pursuant to the governing statute, and in furtherance of the purposes expressed therein, the Corporation by the Board of Directors shall have all powers granted to it by its governing statute, as it may be amended from time to time, and such other powers not inconsistent with its governing statute or other applicable federal law, including but not limited to the power:

                  A. To have perpetual succession by its corporate name until dissolved;

                  B. To sue and be sued, complain and defend, in its corporate name and through its own counsel;

                  C. To adopt, alter and use the corporate seal, which shall be circular in form and shall have inscribed thereon the name of the Corporation, the year and fact of its creation by Act of Congress and the words "Corporate Seal";

                  D. To lease, purchase, or otherwise acquire, own, hold, improve, use, or otherwise deal in and with any property, real, personal, mixed, or any interest therein, wherever situated;

                  E. To sell, convey, mortgage, pledge, lease, exchange and otherwise dispose of its property and assets;

                  F. To enter into contracts, to execute instruments and to incur liabilities, including but not limited to, obligations guaranteed by the Secretary of Education or issued with the approval of the Secretary of the Treasury, having such maturities and bearing such rate or rates of interest as may be determined by the Board of Directors or such committee of the Board of Directors, officer or officers as the Board of Directors may by resolution stipulate, such obligations being redeemable at the option of either the noteholder or the Corporation before maturity as the Board of Directors may stipulate therein;

                  G. To lend money, to enter into purchase and lending commitments including letters of credit, and to service, purchase or repurchase, sell or resell, offer participations or pooled interests in, insure or otherwise deal in, student loans, either insured or uninsured, or other obligations issued for the purpose of financing or

                                    Page 2

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refinancing the construction, reconstruction, renovation or purchase of educational and training facilities and related equipment, instrumentation and furnishings at prices and on terms and conditions determined by the Board of Directors or such committee of the Board of Directors, officer or officers as the Board of Directors may by resolution stipulate;

                 H. To conduct its business, carry on its operations, and have officers and exercise the power granted by the governing statute in any State without regard to any qualification or similar statute in any such State;

                 I. To appoint such officers, attorneys, employees, special consultants, advisors and agents as may be required, to determine their qualifications, to define their duties, fix their compensation, require bonds and fix the penalty thereof in the same manner;

                 J. To accept gifts or donations of services, or of property, real, personal or mixed, tangible or intangible;

                 K. To pay pensions and establish pension plans, pension trusts and profit sharing plans for any or all of its directors, officers and employees;

                 L. To act as a committee of the whole in reviewing the Corporation's aggregate financing arrangements to ensure compliance with applicable federal capital requirements; and

                 M. To do all things as are necessary or incidental to the proper management of its affairs and the proper conduct of its business.

SECTION 2.  Number and Type of Directors

                 The Board of Directors shall consist of those directors appointed or elected as provided in Section 439 of Part B of Title IV of the Higher Education Act of 1965, as amended. Each director shall hold office for the term for which he is elected or appointed and until his successor is elected or appointed and shall qualify.

SECTION 3.  Vacancies

                 Any vacancy occurring in the Board of Directors resulting from the death, resignation, removal or disqualification of any elected director may be filled by a majority of the shares entitled to vote at an election of directors.


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                 Any vacancy occurring in the Board of Directors resulting
from the death, resignation, removal or disqualification of any appointed director may be filled by appointment by the President of the United States.

SECTION 4.  Removal

                 Any elected director may be removed with or without cause by a majority of the shares entitled to vote at an election of directors.

SECTION 5.  Resignation

                 Any director may resign at any time upon written notice to the President and Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof, and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make such resignation effective.

SECTION 6.  Meetings

                 A regular meeting of the Board of Directors may be held, without other notice than these By-laws, immediately after, and at the same place as, the annual meeting of the shareholders. Other meetings of the Board of Directors shall be held either within or without the District of Columbia, at the call of the Chairman or Vice Chairman of the Board of Directors, or upon either of their request, or upon the written request of a majority of the directors. Meetings may be held by attendance in person at a place prescribed or by use of a conference telephone or similar communications equipment as provided in Section 7 of this Article. Notice shall be given to all directors as to the time and manner of the meeting by the Secretary or by a person calling the meeting by mail, postage prepaid, not later than the fifth day before the meeting, or personally or by facsimile, telecopy, telegraph or telephone not later than the day before the meeting. If in writing and mailed, such notice shall be deemed delivered when deposited in the United States mail, properly addressed, with postage thereon prepaid. If notice be in writing and by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the carrier. In all other cases such notice shall be deemed given when actually received at the office or residence of the recipient.

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SECTION 7.   Conference Telephone Meetings

                 All or any one or more of the directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear each other. Participation in a meeting pursuant to such communications shall constitute presence in person at such meeting. The minutes of any meeting of the Board of Directors held by conference telephone or similar communications equipment shall be prepared in the same manner as a meeting of the Board of Directors held in person.

SECTION 8.   Waiver of Notice

                 The presence of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. A director may execute a written waiver of notice either before or after a meeting. Neither the business to be transacted at, nor the purpose of, any regular or other meeting of the Board of Directors or any Committee thereof need be specified in the notice or waiver of notice of the meeting.

SECTION 9.   Quorum

                 A majority of the directors authorized by the governing statute serving at the time of a meeting shall constitute a quorum for the transaction of business, but if less than such majority are present at any meeting of the Board of Directors, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION 10.  Majority Vote

                 Except as otherwise provided in these By-laws, the act of a majority of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 11.  Assumption of Assent

                 Any director of the Corporation who is present at a meeting of the Board of Directors at which any corporate action is taken shall be presumed to have assented to the taking of such action unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with a person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation within ten days

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after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

SECTION 12.  Action Without a Meeting

                 Any action required to be taken by the Board of Directors at a meeting, or by a committee of the Board of Directors at a meeting, may be taken without a meeting, if a consent in writing, setting forth the action so taken, is signed by a majority of the directors, or a majority of the members of the committee, as the case may be. Such consent shall have the same effect as a majority vote of the Board of Directors or committee, as the case may be. Written notice of any action taken pursuant to this section by a majority of the directors, or members of a committee, as the case may be, shall, within ten days of such action, be given to all directors or members of a committee not signing such action by written consent.

SECTION 13.  Executive and Other Committees

                 The Board of the Directors may designate from among the members of the Board of Directors an Executive Committee and one or more other committees, each of which, to the extent provided in any resolution designating such membership and in these By-laws shall have and may exercise all the authority of the Board of Directors. No such committee shall have the authority of the Board of Directors in reference to any powers reserved to the full Board of Directors by any resolution or these By-laws. Unless otherwise provided by the Board of Directors, a majority of any such committee (or the member thereof, if only one) shall constitute a quorum for the transaction of business, and the vote of a majority of the members of such committee present at a meeting at which a quorum is present shall be the act of such committee. Each committee shall keep a record of its acts and proceedings and shall report thereon to the Board of Directors whenever requested so to do. Any or all members of any such committee may be removed, with or without cause, by resolution of the Board of Directors, passed by a majority of the whole Board. All notice provisions and provisions regarding telephonic meetings with respect to the Board of Directors set forth in these By-laws shall apply equally to such other committees of the Board.

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SECTION 14.  Conflicts of Interest

                 No contract or other transaction between the Corporation and one or more of its directors or officers or between the corporation and any other corporation, firm, association or entity in which one or more of its directors or officers are directors or officers, or financially interested, shall be either void or voidable solely because of such relationship or interest, or solely because such director or officer is present at or participates in the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because his or their votes are counted for such purpose if:

                 A. The material facts of such relationship or interest and as to the contract or transaction are disclosed or known to the Board of Directors or committee which in good faith authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

                 B. The material facts of such relationship or interest and as to the contract or transaction are disclosed or known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the affirmative vote of the holders of a majority of shares; or

                 C. The contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee or the shareholders.

                 Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

SECTION 15. Compensation

                 Each director shall be paid such compensation as may be fixed from time to time by resolution of the Board of Directors, and each director shall also be reimbursed for his travel and subsistence expenses incurred while attending meetings of the Board of Directors or committees thereof.

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SECTION 16.  Chairman and Vice Chairman

                 The President of the United States shall appoint one director to be Chairman of the Board of Directors, who shall preside over meetings of the Board of Directors.

                 The Board of Directors shall appoint one Vice Chairman, who shall be an elected Director, and who shall serve at the pleasure of the Board of Directors until the next regular annual meeting of the Board of Directors described in Section 6 of this Article following his appointment and until his successor has been elected and qualified or until his successor has been appointed and qualified. The Vice Chairman of the Board of Directors shall act as Chairman in the latter's absence and at any time when there is no incumbent Chairman.

                                   ARTICLE IV
                             OFFICERS AND EMPLOYEES

SECTION 1.  Number and Type

                 The officers of the Corporation shall be a President, one or more Vice Presidents (the number thereof to be determined by the Board of Directors), a Chief Financial Officer, a General Counsel, a Secretary, and Treasurer, each of whom shall be appointed by the Chairman of the Board of Directors subject to confirmation by resolution of the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be appointed by the Chairman subject to confirmation by resolution of the Board of Directors. Any of the above offices may be held by the same person, except the offices of President and Secretary.

SECTION 2.  Appointment and Confirmation

                 The officers shall be appointed and confirmed annually at the first meeting of the Board of Directors held after each annual meeting of the shareholders. Each officer shall hold office until his successor shall have been duly appointed and confirmed or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.


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SECTION 3.  Removal

                 Any officer may be removed, with or without cause, by the Board of Directors. Appointment or confirmation of an officer shall not create contract rights.

SECTION 4.  Vacancies

                 A vacancy in an office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors.

SECTION 5.  The President

                 The President shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall, in general, supervise and control all of the business and affairs of the Corporation. He may sign, singly or with the Secretary or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation, or shall be required to be otherwise signed or executed, and, in general, shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

SECTION 6.  The Vice President

                 In the absence of the President or in the event of his death, inability, or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the Corporation, and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

SECTION 7.  The Chief Financial Officer

                 The Chief Financial Officer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for monies due and to be payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with a resolution of the Board of Directors; and (b) in general, perform all of the duties incident to the office of the Chief Financial Officer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

SECTION 8.  The General Counsel

                 The General Counsel shall: (a) be the principal consulting officer of the Corporation for all legal matters; (b) be responsible for and direct all counsel, attorneys, employees and agents in the performance of all legal duties and services for and on behalf of the Corporation; (c) perform such other duties and have such other powers as are ordinarily incident to the office of the General Counsel; and (d) perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

SECTION 9.  The Secretary

                 The Secretary shall: (a) keep the minutes of the shareholders', the Board of Directors' and committees' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-laws; (c) be the custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each registered shareholder which shall be furnished to the Secretary by such shareholder; (e) have custody of the seal of the Corporation and the Secretary or any Assistant Secretary shall have authority to affix the same to any instrument requiring it, and when so approved, it may be attested by the Secretary or any such Assistant Secretary; (f) see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be; (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. In the absence or inability to act as Secretary, any Assistant Secretary may perform all the duties and exercise all the powers of the Secretary. The performance of any such duty shall, in respect of any other person dealing with the Corporation, be conclusive evidence of his or her power to act. An Assistant Secretary shall also perform such other duties as the Secretary or the Board of Directors may assign to him or her. The performance of any such duty shall, in respect of any other person dealing with the Corporation, be conclusive evidence of his or her power to act. An Assistant Secretary shall also perform such other duties as the Secretary or the Board of Directors may assign to him or her.

SECTION 10.  The Treasurer

         The Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President, the Chief Financial Officer, or the Board of Directors. In the absence or inability to act of the Treasurer, any Assistant Treasurer may perform all the duties and exercise all the powers of the Treasurer. The performance of any such duty shall, in respect of any other person dealing with the Corporation, be conclusive evidence of his or her power to act. An Assistant Treasurer shall also perform such other duties as the Treasurer or the Board of Directors may assign to him or her.

SECTION 11.  Compensation

                 The compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such compensation by reason that he is also a director of the Corporation.

SECTION 12.  Bonds

                 If required by the Board of Directors, any officer or employee specified by the Board of Directors shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall by resolution require.

SECTION 13.  Employee Conduct

                 No officer shall engage, directly or indirectly, in any personal business transaction or private arrangement for personal profit which accrues from or is based upon his official position or authority or upon confidential information which he gains by reason of such position or authority, and he shall reasonably restrict his personal business affairs so as to avoid conflicts of interest with his official duties. No officer shall divulge confidential information to any unauthorized person, or release any such information in advance of authorization for its release, nor shall he accept, directly or indirectly, any valuable gift, favor or service from any person with whom he transacts business on behalf of the Corporation; provided, however, that nothing in this section shall prohibit any officer from sharing information with the Corporation's sole shareholder or the U.
S. Department of Treasury.

SECTION 14.  Outside or Private Employment

                 No officer shall have any outside or private employment or affiliation with any firm or organization incompatible with his concurrent employment by the Corporation, and he shall not accept or perform any outside or private employment which the President of the Corporation determines will interfere with the efficient performance of such officer's official duties.

SECTION 15.  Voting Securities

                 Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities and ownership interests owned by the Corporation may be executed in the name of and on behalf of the Corporation by any officer of the Corporation and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as he owner thereof, the Corporation might have existed and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

                                   ARTICLE V
                                  SHAREHOLDERS

SECTION 1.  Annual Meeting

                 An annual meeting of shareholders entitled to vote, for the purpose of selecting directors and transacting such other business as may properly be brought before the meeting, shall be held at such time and date as the Board of Directors shall designate from time to time and as shall be stated in the notice of the meeting. The annual meeting shall be held at such time and place within or without the District of Columbia as shall be fixed by the Board of Directors and as shall be designated in the notice of such meeting. If the Board of Directors shall fail to designate a place for the holding of the annual meeting, the place of the meeting shall be the principal office of the Corporation. At such meeting, the shareholders, to the extent they are entitled by the Higher Education Act of 1965, as amended, and these By-laws to do so, may elect directors and transact other business with the same force and effect as at an annual meeting duly called and held.

SECTION 2.  Special Meetings

                 Special meetings of the shareholders shall be held upon the call of either the Chairman, the President, or a majority of the directors of the Corporation, and shall be called by the Chairman upon the written request of holders of at least one-third of the shares of the Corporation having voting power. A special meeting may be called for any purpose or purposes for which shareholders may legally meet, and shall be held, within or without the District of Columbia, at such place as may be determined by the Chairman, the President, or a majority of the directors of the Corporation, whichever shall call the meeting.

SECTION 3.  Notice

                 Written or printed notice stating the place, day and hour of any meeting and, in the case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation or such other address as the shareholder has in writing instructed the Secretary.

SECTION 4.  Waiver of Notice

                 Attendance by a shareholder at a meeting of shareholders, whether in person or by proxy, without objection to the notice or lack thereof, shall constitute a waiver of notice of the meeting. Any shareholder may either before or after the time of the meeting execute a waiver of notice of such meeting.

SECTION 5.  Record Date

                 For the purpose of determining shareholders entitled to notice or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors shall fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and in case of a meeting of shareholders not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the Board of Directors fails to designate such a date, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividends is adopted, as the case may be, shall be the record date for such determination of shareholders. When a date is set for the determination of shareholders entitled to vote at any meeting of shareholders, such determination shall apply to any adjournment thereof.

SECTION 6.  Voting Lists

                 The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete record of the shareholders entitled to vote at each meeting of the shareholders or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting for the purposes thereof.

SECTION 7.  Quorum

                 A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn a meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Shares of its own stock belonging to the Corporation shall not be counted in determining the total number of outstanding shares at any given time.

SECTION 8.  Proxies

                 At all meetings of shareholders, a shareholder entitled to vote may vote by proxy executed in writing by a shareholder or by its duly authorized attorney-in-fact. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. All proxies shall be filed with the Secretary of the Corporation before or at the time of the meeting, and shall be revocable, if such revocation be in writing, until exercised. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

SECTION 9.  Organization

                 Meetings of the shareholders shall be presided over by the Chairman of the Board of Directors, or if he is not present, by the Vice Chairman, or if neither the Chairman nor the Vice Chairman is present, by a chairman to be chosen by holders of a majority of the shares entitled to vote who are present in person or by proxy at the meeting. The Secretary of the Corporation shall act as secretary of every meeting, and if the Secretary is not present, the Chairman shall choose any person present to act as secretary of the meeting.

SECTION 10.  Voting of Shares

                 Except as provided in this Section, at every meeting of the shareholders, every holder of common stock entitled to vote on a matter coming before such meeting shall be entitled to one vote for each share of common stock registered in its name on the stock transfer books of the Corporation at the close of the record date.

                 Every holder of common stock entitled to vote for the election of directors shall have the right to cast the number of votes that is equal to the product of the number of shares owned by it multiplied by the number of directors to be elected, and it may cast all such votes for one person or may distribute them evenly or unevenly among any number of persons not greater than the number of such directors to be elected, at its option. Shares of its own stock belonging to the Corporation shall not be eligible to vote on any matter.

                 Whenever directors are to be elected at a shareholders meeting, they shall be elected by a plurality of the votes cast at the meeting by the shareholders entitled to vote. Whenever any corporate action, other than the election of directors, is to be taken by vote of shareholders at a meeting, it shall, except as otherwise required by law (including without limitation
Section 439 of the Higher Education Act of 1965, as amended) or by these By-laws, be authorized by a majority of the votes cast at the meeting by the shareholders entitled to vote thereon.

                                   ARTICLE VI
                                SHARES OF STOCK

SECTION 1.  Issuance and Conditions

                 The Board of Directors shall have power in accordance with the provisions of the governing statute to authorize the issuance of voting common, non-voting common, and preferred shares of stock.

SECTION 2.  Common Stock

                 The Corporation shall have voting common stock having such par value as may be fixed by the Board of Directors. Each share of common stock shall be entitled to one vote, with rights of cumulative voting at all elections of directors.

                 Except as otherwise provided in these By-laws, the powers, preferences and relative and other special rights and the qualifications, limitations and restrictions applicable to all shares of common stock shall be identical in every respect.

                 Except as provided in this Section, the common stock shall be fully transferable, except that, as to the Corporation, it shall be transferred only on the books of the Corporation.

SECTION 3.  Dividends on Common Stock

                 To the extent that income is earned and realized, the Board of Directors may from time to time declare, and the Corporation shall pay, dividends on the common stock. No dividend shall be declared or paid on any share of common stock at any time when any dividend is due on the shares of preferred stock and has not been paid.

SECTION 4.  Preferred Stock

                 The Corporation may issue shares of preferred stock having such par value, and such other powers, preferences and relative and other special rights, and qualifications, limitations and restrictions applicable thereto, as may be fixed by the Board of Directors. Such shares shall be freely transferable, except that, as to the Corporation, such shares shall be transferred only on the books of the Corporation.

SECTION 5.  Dividends, Redemption, Conversion of Preferred Shares

                 The holders of the preferred shares shall be entitled to such rate of dividends and such shares shall be subject to such redemption or conversion provisions as may be provided for at the time of issuance. Such dividends shall be paid out of the net income of the Corporation, to the extent earned and realized.

SECTION 6.  Preference on Liquidation

                 In the event of any liquidation, dissolution, or winding up of the Corporation's business, the holders of shares of preferred stock shall be paid in full at par value thereof, plus all accrued dividends, before the holders of the common stock receive any payment.

SECTION 7.  Purchase of Own Shares

                 The Corporation shall have the right, pursuant to resolution by the Board of Directors, to purchase, take, receive or otherwise acquire its own shares, but purchases, whether direct or indirect, shall be made only to the extent of unreserved and unrestricted earned or capital surplus available therefor.

SECTION 8.  Rights and Options to Acquire Shares

                 The Corporation may create and issue, pursuant to resolution by the Board of Directors, rights or options entitling the holders thereof to purchase from the Corporation shares of any class or classes of shares. Such rights or options shall be evidenced in such manner as the Board of Directors shall stipulate and shall be issued and become exercisable upon such terms and conditions, for such duration and at such prices, subject to the provisions of these By-laws governing consideration, as the resolution shall provide.

SECTION 9.  Consideration for Shares

                 The Corporation shall issue shares of stock for such consideration, expressed in dollars, but not less than the par value thereof, as shall be fixed from time to time by the Board of Directors. That part of the surplus of the Corporation which is transferred to stated capital upon issuance of shares as a share dividend shall be deemed to be the consideration for the shares so issued.

                 The consideration for the issuance of shares may be paid, in whole or in part, in cash or other property acceptable to the Board of Directors, except that a promissory note shall not constitute payment or partial payment for the issuance of shares of the Corporation.

SECTION 10. Stated Capital

                 The consideration received upon the issuance of any share of stock shall constitute stated capital to the extent of the par value of such shares, and the excess, if any, of such consideration shall constitute capital surplus. The stated capital of the Corporation may be increased from time to time by resolution of the Board of Directors directing that all or a part of the surplus of the Corporation be transferred to stated capital. The Board of Directors may direct that the amount of the surplus so transferred shall be deemed to be stated capital in respect of any designated class of shares.

                 The Board of Directors may by resolution from time to time reduce the stated capital of the Corporation but only in the amount of the aggregate par value of any shares of the Corporation which shall have been reacquired and canceled or to the extent of any reduction in the par value of outstanding shares in accordance with these By-laws. Any surplus created by virtue of a reduction of stated capital shall be deemed to be capital surplus.

SECTION 11.  No Preemptive Rights

                 No holder of the shares of the Corporation of any class, now or hereafter authorized, shall as such holder have any preemptive or preferential right to subscribe to, purchase, or receive any shares of the Corporation of any class, now or hereafter authorized, or any rights or options for any such shares or any rights or options to subscribe to or purchase any such shares or other securities convertible into or exchangeable for or carrying rights or options to purchase shares of any class or other securities, which may at any time be issued, sold, or offered for sale by the Corporation or subjected to the rights or options to purchase granted by the Corporation.

SECTION 12.  Liability of Shareholders

                 A holder of shares of the Corporation shall be under no obligation to the Corporation with respect to such shares other than the obligation to pay to the Corporation the full consideration for which such shares were or are to be issued.

                 Any person becoming a transferee of shares in good faith and without notice or knowledge that the full consideration thereof had not been paid shall not be personally liable to the Corporation for any unpaid portion of such consideration.


                                  ARTICLE VII
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

SECTION 1.  Certificates

                 The interest of each shareholder of the Corporation may be evidenced by certificates representing shares of stock of the Corporation, certifying the number of shares represented thereby, and shall be in such form not inconsistent with the governing statute of the Corporation as the Board of Directors may from time to time prescribe.

                 The certificates of stock shall be signed by the President or a Vice President and by the Secretary or Assistant Secretary and sealed with the corporate seal or an engraved or printed facsimile thereof. The signatures of such officers upon a certificate may be facsimile if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Corporation itself or one of its employees. In the event that any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer had not ceased to be such at the time of the issue.

                 Each certificate or share shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate, a new certificate may be issued upon such terms and with such indemnity to the Corporation as the Board of Directors may prescribe.

SECTION 2.  Contents

                 Each certificate representing shares shall state the following:

A. That the Corporation is organized pursuant to an Act of Congress;

B. The name of the person to whom issued;

C. The number and class of shares, and the designation of the series, if any, which such certificate represents;

D. The par value of each share represented by such certificate;

E. The provisions by which such shares may be redeemed; and

F. That the shares represented shall not have any preemptive rights to purchase unissued or treasury shares of the Corporation.

                 Each certificate representing shares of preferred stock shall state upon the face thereof the annual dividend rate for such shares, and shall state upon the reverse side thereof the powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions applicable to such shares of preferred stock.

                 No certificate shall be issued for any share until such share is fully paid.

SECTION 3.  Transfer

                 Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of the authority to transfer, or by his attorney thereto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares.

                 The person in whose name shares stand in the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

SECTION 4.  Lost, Stolen or Destroyed Certificates

                 The Corporation may issue a new stock certificate in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or his or her legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate. The Board of Directors may require such owner to satisfy other reasonable requirements.

                                  ARTICLE VIII
                         INDEMNIFICATION AND LIABILITY

SECTION 1.  Indemnification in Third Party Actions

                 The Corporation shall indemnify, to the extent permitted by the Delaware General Corporation Law (as the same exists or may hereinafter be amended) for a corporation subject to such law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 2.  Indemnification in Actions By or in the Right of the Corporation

                 The Corporation shall indemnify, to the extent permitted by the Delaware General Corporation Law (as the same exists or may hereinafter be amended) for a corporation subject to such law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

SECTION 3.  Indemnification in Cases of Successful Defense

                 To the extent that a director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

SECTION 4.  Procedure

                 Any indemnification under Sections 1 and 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (a) by the Board of Directors, or a duly designated committee thereof, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the shareholders at the next meeting of shareholders. In making a determination under this Article, the Board of Directors or shareholders may rely, as to all questions of law, on the advice of independent legal counsel.

SECTION 5.  Advance Payments

                 Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, provided the Corporation approves in advance counsel selected by the director or officer (which approval shall not be unreasonably withheld), and upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees of the Corporation may also be paid upon such terms and conditions, if any, as the Corporation deems appropriate.

SECTION 6.  Other Rights to Indemnification

                 The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, but no person shall be entitled to indemnification by the Corporation to the extent he is indemnified by any other party (other than a wholly-owned subsidiary of the Corporation), including an insurer.

SECTION 7.  Insurance

                 The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article.

SECTION 8.  Indemnification After Merger or Consolidation

                 For purposes of this Article, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger with the Corporation which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

SECTION 9.  Indemnification under Employee Benefit Plans

                 For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director or officer of the corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

SECTION 10. Heirs, Executors and Administrators

                 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 11. Limitation of Liability

                 Directors or officers of the Corporation shall not be personally liable to the Corporation or to shareholders for monetary damages for breach of fiduciary duty acting in their respective capacities, provided, however, such limitation of liability shall not apply to: (a) any breach of the party's duty of loyalty to the Corporation or its shareholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (c) any transaction from which the party derived an improper personal benefit. This provision shall not limit the liability of any party for any act or omission occurring prior to September 18, 1992.

                                   ARTICLE IX
                                  FISCAL YEAR

                 The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December in each year.

                                   ARTICLE X
                     CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 1.  Contracts

                 The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 2.  Loans

                 No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors.
Such authority may be general or confined to specific instances.

SECTION 3.  Checks, Drafts, etc.

                 All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

SECTION 4.  Deposits

                 All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select

                                   ARTICLE XI
                              FACSIMILE SIGNATURES

                 The Board of Directors may by resolution authorize the use of facsimile signatures in lieu of manual signatures.

                                      XII
                                   AMENDMENTS

                 These By-laws may be altered, amended or repealed and new By-laws, consistent with the governing statute, may be adopted by the majority vote of the Board of Directors.